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                                                                   EXHIBIT 21(1)

                                  SUBSIDIARIES
                                       OF
                            LAYNE CHRISTENSEN COMPANY

                                                                                                                    PERCENTAGE OF
                                                                                                                    VOTING STOCK
                                                                                        JURISDICTION                  OWNED BY
                      NAME OF SUBSIDIARY                                               OF INCORPORATION                COMPANY
-------------------------------------------------------------                     --------------------------        -------------
Ausdrill Burkina SARL                                                             Burkina                               100%
Boyles Bros. Drilling Company                                                     Utah                                  100%
Christensen Boyles Corporation                                                    Delaware                              100%
Christensen Boyles Corporation of Canada Ltd.                                     Alberta, Canada                       100%
ESEMES (Botswana) Pty Limited                                                     Botswana                              100%
ESEMES (Mauritius) Limited                                                        Mauritius                             100%
G&K Properties Pty Ltd                                                            Australia                             100%
International Directional Services, L.L.C.                                        Delaware                              100%
International Directional Services of Canada Ltd.                                 Ontario, Canada                       100%
International Mining Services Pty Ltd                                             Australia                             100%
Layne Christensen Australia Pty Limited                                           Australia                             100%
Layne Christensen Canada Limited                                                  Calgary, Alberta, Canada              100%
Layne de Bolivia S.R.L.                                                           Bolivia                               100%
Layne de Mexico, S.A. de C.V.                                                     Hermosillo, Sonora, Mexico            100%
Layne Drilling Pty Ltd  (f/k/a Glindemann & Kitching Pty Ltd)                     Australia                             100%
Layne Energy, Inc.                                                                Delaware                              100%
Layne Energy Cherryvale, LLC                                                      Delaware                              100%
Layne Energy Cherryvale Pipeline, LLC                                             Delaware                              100%
Layne Energy Dawson, LLC                                                          Delaware                              100%
Layne Energy Dawson Pipeline, LLC                                                 Delaware                              100%
Layne Energy Illinois, LLC                                                        Delaware                              100%
Layne Energy Illinois Pipeline, LLC                                               Delaware                              100%
Layne Energy Marketing, LLC                                                       Delaware                              100%
Layne Energy Operating, LLC                                                       Delaware                              100%
Layne Energy Osage, LLC                                                           Delaware                              100%
Layne Energy Pipeline, LLC                                                        Delaware                              100%
Layne Energy Production, LLC                                                      Delaware                              100%
Layne Energy Resources, Inc.                                                      Delaware                              100%
Layne Energy Sycamore, LLC                                                        Delaware                              100%
Layne Energy Sycamore Pipeline, LLC                                               Delaware                              100%
Layne Texas, Incorporated                                                         Delaware                              100%

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-  directly or indirectly through its subsidiaries, nominees or trustees

Layne Water Development and Storage, LLC                                          Delaware                              100%
Lenity Investments (Pvt) Ltd                                                      Zimbabwe                              100%
Mid-Continent Drilling Company                                                    Delaware                              100%
PT Layne Christensen Indonesia                                                    Indonesia                             100%
SMS Holdings Pty Ltd                                                              Australia                             100%
SMS Offshore Pty Ltd                                                              Australia                             100%
Shawnee Oil & Gas, L.L.C.                                                         Delaware                              100%
Stamm-Scheele Incorporated                                                        Louisiana                             100%
Stanley Exploration & Mining Company Limited                                      Ghana                                 100%
Stanley Mining Services Pty Limited                                               Australia                             100%
Stanley Mining Services (Tanzania) Ltd                                            Tanzania                              100%
Stanley Mining Services (Uganda) Ltd                                              Uganda                                100%
Stanley Mining Services Zimbabwe (Private) Limited                                Zimbabwe                              100%
Stanmines Ghana Ltd                                                               Ghana                                 100%
Tecniwell S.r.l.                                                                  Italy                                 100%
Toledo Oil & Gas Services, Inc.                                                   Louisiana                             100%
Vibration Technology, L.L.C.                                                      Delaware                              100%
West African Drilling Services (Guinea) SARL                                      Guinea                                100%
West African Drilling Services (MALI) SARL                                        Mali                                  100%
West African Drilling Services Pty Ltd                                            Australia                             100%
West African Drilling Services (No. 2) Pty Ltd                                    Australia                             100%
West African Holdings Pty Ltd                                                     Australia                             100%

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-  directly or indirectly through its subsidiaries, nominees or trustees  Page 2